EXHIBIT 10.7B

EXECUTION

THIRD MODIFICATION TO SENIOR SECURED

COMMERCIAL LOAN AGREEMENT

THIS THIRD MODIFICATION TO SENIOR SECURED COMMERCIAL LOAN AGREEMENT (this “Agreement”) is made as of this 2nd day of July, 2020, by and among: (i) HANKEY CAPITAL, LLC, a limited liability company organized under the laws of the State of California with its principal place of business at 4751 Wilshire Blvd., Suite 110, Los Angeles, California 90010 (the “Lender”); (ii) MM CAN USA, INC., a corporation organized under the laws of the State of Delaware with its principal place of business at 10115 Jefferson Blvd., Culver City, California 90232 (the “Borrower”); (iii) MEDMEN ENTERPRISES INC., a public corporation organized and existing under the laws of British Columbia, Canada with its principal place of business at 10115 Jefferson Blvd., Culver City, California 90232 (the “Guarantor”); and (iv)the “Pledgors” named herein.

W I T N E S S E T H:

WHEREAS, the Borrower is indebted to the Lender under (i) a certain Senior Secured Commercial Loan Agreement dated as of October 1, 2018 (the “Initial Loan Agreement”) as modified by that certain First Modification to Senior Secured Commercial Loan Agreement by and among the Lender, the Borrower, the Guarantor and the Pledgors, dated as of April 8, 2019 (the “First Modification”), and further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement by and among the Lender, the Borrower, the Guarantor and the Pledgors, dated as of January 13, 2020, the “Second Modification” and together with the Initial Loan Agreement, and the First Modification, the “Existing Loan Agreement”), and (ii) an Amended and Restated Senior Secured Term Note in the principal amount of Seventy-Seven Million Six Hundred Seventy-Five Thousand Dollars ($77,675,000.00), dated January 13, 2020 (the “Note” and the loan made to the Borrower pursuant to the Existing Loan Agreement and the Note, the “Loan”) which Loan is (a) secured by a pledge of 100% of the equity interests in certain pledged entities made by the Pledgors pursuant to that certain Amended and Restated Pledge of Securities Agreement dated as April 8, 2019 (the “Amended and Restated Pledge Agreement”) and (b) guaranteed by the Guarantor pursuant to that certain Guaranty dated as of October 1, 2018 (the “Guaranty” and together with the Existing Loan Agreement, the Note, the Amended and Restated Pledge Agreement, and all documents, instruments and agreements executed prior to the date hereof in connection therewith are referred to as the “Current Loan Documents”); and

WHEREAS, the parties desire to modify the payment of the fixed interest rate on the Loan of fifteen and one-half percent (15.5%) per annum to be as follows: (a) effective as of March 1, 2020 and until July 2,2021, the entirety of the interest shall accrue monthly to the outstanding principal as payment-in-kind; and (b) commencing on July 2, 2021 until January 31, 2022, one- half of the interest shall be payable monthly in cash and the remaining one-half of the interest shall accrue monthly to the outstanding principal as payment-in-kind (provided that in the event that, at any time after the date hereof, Internal Revenue Code Section 280E reform is enacted with respect to the cannabis industry in a manner that would eliminate the additional tax burden placed on Borrower and Pledgors, all of the interest accruing after the effective date of such reform shall be paid in cash on a monthly basis in accordance with the Note);

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WHEREAS, the parties desire to add to the principal of the Note an amount equal to Eight Hundred Thirty-Four Thousand Dollars ($834,000.00) effective as of the date hereof as a one-time amendment fee payable to the Lender;

WHEREAS, as consideration for the terms set forth herein, the parties desire that the Borrower amend and restate the existing warrants (the “Existing Warrants”) to purchase Class B Common Shares of the Borrower (“Class B Shares”) issued to the Lender or as directed by the Lender in connection with the closing of the Second Modification, pursuant to the terms set forth herein;

WHEREAS, as consideration for the terms set forth herein, Borrower has requested that Lender waive any existing Events of Default; and

WHEREAS, the parties desire to modify certain covenants and agreements contained in the Current Loan Documents, and add certain covenants and agreements to the Current Loan Documents.

NOW THEREFORE, it is agreed as follows:

(1) Acknowledgment of Facts. All facts of the above-recited preamble are hereby acknowledged as complete and accurate and shall be incorporated into this Agreement as if fully restated herein. All representations and warranties made by the Borrower in the Current Loan Documents are true and correct as of the date hereof, except for such representations and warranties which are by their terms expressly limited solely to a specific date which are true and correct as of the applicable date. The Borrower and the Guarantor each represents and warrants that it has the power and authority, and has taken all requisite action, to execute, deliver and perform the terms of this Agreement, and to execute and deliver all documents and instruments required or contemplated to be furnished in connection therewith. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Current Loan Documents.

(2) References as Modified. All references to the “Loan Agreement” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to be references to the Existing Loan Agreement as amended and modified hereby. All references to the “Warrants” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to be references to those certain Warrants to purchase Class B Shares dated as of the date hereof issued in connection with this Agreement, and all references to the “Warrant Shares” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to be references to the Class B Shares issuable upon exercise of the Warrants in accordance the terms thereof. All references to the “Term Note” or the “Notes” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to be references to that certain Amended and Restated Note issued by the Borrower to the Lender as of the date hereof. The Warrants shall be issued by the Borrower and to the Lender and/or its designees simultaneously with the execution and delivery of this Agreement and cancellation of the original warrants previously issued by Borrower pursuant to the Existing Loan Agreement.

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(3) Waiver of Defaults. Subject to and in consideration of the terms and conditions set forth herein, Lender hereby waives any existing Events of Default under the Current Loan Documents existing and disclosed or otherwise known to the Lender. Nothing in this Section 3 shall constitute a waiver of compliance by Borrower, Guarantor or any Pledgor or any agreement to waive or forbear with respect to any future Event of Default in any other circumstances for any period after the date of this Agreement or waive compliance by the Borrower, Guarantor or any Pledgor with any other term, provision or condition of any of the Current Loan Documents as modified by this Agreement.

(4) Amended and Restated Note. Exhibit A of the Existing Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(5) Amended and Restated Warrants. In consideration of the waivers and amendments set forth in this Agreement, on the date of this Agreement, the Existing Warrants shall be amended, restated and replaced with the warrant agreement in the form attached hereto as Exhibit B1 (the “A&R Warrant”), which A&R Warrant shall provide that (i) fifty percent (50%) of the Warrant Shares shall remain exercisable during the same period and at the same price as set forth in the Existing Warrant (the “Existing Warrant Terms”), and (ii) the remaining fifty percent (50%) of the Warrant Shares shall be cancelled and warrants in the form attached hereto as Exhibit B2 representing an equivalent number of Warrant Shares shall be issued, which new warrants shall be exercisable for US $0.34 per Class B Share for a period of five (5) years from the date of this Agreement (the “Amended Warrant Terms”).

(6) Incremental Term Loan. The following is added at the end of Section 2.02(a) of the Existing Loan Agreement:

(a) Commencing on July 2, 2020 through December 31, 2020, subject to the terms and conditions set forth in this Section 2.02 (including, but not limited to, the notice requirements set forth above), the Borrower may request an additional term loan (the “2020 Loan” and such 2020 Loan to be added to the Incremental Term Loan and the Incremental Term Loan Amount). Warrants may be issued to the lender of the 2020 Loan on terms and conditions as agreed between such lender and Borrower, which shall be subject to the rules and policies of the Canadian Securities Exchange. Further, if the lender of the 2020 Loan or any portion thereunder is a Lender as of the date of this Agreement, in addition to the new warrants that may be issued pursuant to the immediately preceding sentence, A&R Warrant held by such Lender shall be further amended and restated such that new warrants shall be issued thereunder, which new warrants shall represent a number of Warrants Shares equal to (the “New Warrant Amount”): (x) (1) the amount of the 2020 Loan, divided by (2) the total original principal balance of the Loan (i.e., $77,675,000), multiplied by (y) the aggregate warrants held by the Lender and its designees immediately prior to the 2020 Loan. As an example, if the Lender advances a 2020 Loan in an amount equal to $10,000,000, the New Warrant Amount shall be 5,213,825 ($10,000,000 / $77,574,000 x 40,445,729). The new warrants shall have an exercise price equal to $0.34, such price being subject to the rules of the Canadian Securities Exchange as to pricing (the “New Warrant Exercise Price”), and shall be exercisable at a price per Class B Share equal to the New Warrant Exercise Price for a period of five (5) years from the date of issuance, and such number of Warrant Shares subject to the Existing Warrant Terms as is equal to the New Warrant Amount shall be cancelled.

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(7) Unencumbered Liquid Assets. Section 5.02(r) of the Existing Loan Agreement is deleted in its entirety and replaced with the following:

(r) The Borrower shall maintain Unencumbered Liquid Assets as follows: (i) not less than FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) at any time during October 1, 2020 through March 31, 2021; (ii) not less than SEVEN MILLION FIVE HUNDRED AND 00/100 DOLLARS ($7,500,000.00) at any time during April 1, 2021 through December 31, 2021; and (iii) not less than FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) at any time after December 31, 2021. This Section 5.02(t) shall not be applicable, and Borrower shall not be required to maintain Unencumbered Liquid Assets during the period from March 1, 2020 through September 30, 2020. The minimum Unencumbered Liquid Asset test required under this Section 5.02(r) shall be performed once per week on each Tuesday while the Unencumbered Liquid Assets of Borrower are less than TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) and monthly on the first Tuesday of each month while the Unencumbered Liquid Assets of Borrower are greater than TEN MILLION AND 00/100 DOLLARS ($10,000,000.00).

(8) Collateral.Section 5.02(t) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

(t) Notwithstanding anything to the contrary contained in Section 5.02(b) but subject to the requirements set forth in Section 5.02(s) and provided that there has been no Event of Default or an event or occurrence that with notice or the passage of time, or both, would be an Event of Default under Section 5.02(r) or 5.02(s), the Borrower shall not sell any Collateral (as defined the Amended and Restated Pledge Agreement) or any other assets that secures the Note (as amended and restated as of the date hereof) without the prior written consent of the Lender (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that Lender hereby consents to the sale of the membership interests in Project Compassion NY, LLC, capital stock in MedMen NY, Inc. or all or substantially all of the assets of MedMen NY, Inc.; and provided, further, that net proceeds (i.e., gross proceeds minus all transaction expenses) shall be used to repay the Loans or retained by Borrower in such proportions as determined by Lender in its discretion. For the avoidance of doubt, the provisions set forth in Section 5.02(s) shall remain in full force and effect in all respects notwithstanding any sale of assets.

(9) Bankruptcy. The following is added as new Section 5.02(u) of the Existing Loan Agreement:

(u) With respect to the Pledgors, the Pledged Entities and their respective Subsidiaries only, voluntarily become, and remain for a period of more than ninety (90) days, parties to a proceeding in Bankruptcy or for reorganization, or for the readjustment of any debts under the Bankruptcy Code, as amended, or any part thereof, under any other Laws, whether state of federal, for the relief of debtors now or hereafter existing.

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(10) Corporate SG&A. The following is added as new Section 5.02(v) of the Existing Loan Agreement:

(v) Incur corporate SG&A expenditures in excess of the amount set forth on Schedule 5.02 attached hereto for the applicable Fiscal Quarter opposite the heading “Corporate SG&A (Covenant)”;.

(11) Capital Expenditures. The following is added as new Section 5.02(w) of the Existing Loan Agreement:

(w) Incur capital expenditures in excess of the amount set forth on Schedule 5.02 attached hereto for the applicable Fiscal Quarter opposite the heading “Capex (Covenant)”.

(12) Certain Leases. The following is added as new Section 5.02(x) of the Existing Loan Agreement:

(x) Incur expenditures constituting rent, pre-store opening general and administrative expense or rent in connection with new store openings, in each case, in connection with Unproductive Leases in excess of the aggregate amount with respect to such items set forth on Schedule 5.02 attached hereto for the applicable Fiscal Quarter opposite the heading “Total Unproductive Leases (Covenant)”. As used herein, “Unproductive Leases” shall mean leases or other agreements relating to the use or license of the premises identified in the Turnaround Plan as defined and required under that certain Second Amended and Restated Securities Purchase Agreement dated as of July 2, 2020 and entered into by and among MedMen Enterprises Inc., Gotham Green Admin 1, LLC and certain other parties thereto.

(13) Rents. The following is added as new Section 5.02(y) of the Existing Loan Agreement:

(y) Until the first anniversary of the date of this Agreement, incur rent with respect to cultivation facilities leased under the Treehouse REIT Documents in excess of the amount set forth on Schedule 5.02 attached hereto for the applicable Fiscal Quarter opposite the heading “Treehouse Cultivation Rent (Covenant)”. As used herein, “Treehouse REIT Documents” shall mean that certain Master Lease Agreement dated as of November 25, 2019, as amended by that certain First Amendment to Master Lease Agreement dated January 30, 2020, and as further amendment by that certain Second Amendment to Master Lease Agreement dated as of July 2, 2020, and as further amended of modified from time to time.

(14) Covenant Relief. The following is added to the end of Section 5.02 of the Existing Loan Agreement:

The covenants set forth in subsections (v), (w) and (x) of Section 5.02 shall terminate and no longer apply the first time the Borrower has positive Free Cash Flow for two consecutive Fiscal Quarters. As used herein “Free Cash Flow” means cash proceeds from the sale of product from continuing operations in the ordinary course minus all cash expenses in the ordinary course or as approximated from Borrower’s statement of cash flows via the indirect method of net cash used in operating activities minus purchases of property and equipment.

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(15) Lease Default. The following is added to the end of Article VI of the Existing Loan Agreement:

Notwithstanding anything contained herein or in any other Loan Document to the contrary, to the extent any default by the tenant under any lease or similar agreement between any direct or indirect subsidiary of Treehouse Real Estate Investment Trust, Inc. and any direct or indirect subsidiary of Borrower would result in a breach of any representation, warranty or covenant of Borrower set forth herein or in any of the other Loan Documents, such default under such lease shall not constitute an Event of Default except in the case of a default under such lease beyond any applicable notice and cure periods set forth in such lease, in each case of such default and cure, if the landlord under such lease has notified the Borrower of such default in writing.

(16) Full Force and Effect. The terms and conditions of the Current Loan Documents and the Note shall remain the same and in full force and effect, except as specifically modified herein (or as replaced hereby). The terms of this Agreement and the Note (as amended and restated as of the date hereof) shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

(17) No Representation by Lender. The provisions of this Agreement shall apply only to the indebtedness evidenced by the Existing Loan Agreement and the Note (as amended and restated as of the date hereof), and shall not affect any other obligation or indebtedness owed to the Lender by the Borrower. The Lender makes no representations or covenants regarding the status of such other obligations or indebtedness, or any action or inaction in connection therewith.

(18) Reaffirmation of Collateral. The Borrower hereby confirms to the Lender that it is and remains unconditionally indebted to the Lender for all amounts owed under the Loan, and that it has no claims, causes of action, defense, offset, recoupment or counterclaims whatsoever, in law or equity, in connection with this Agreement, the Existing Loan Agreement, as modified hereby, the Note (as amended and restated as of the date hereof), or any documents or agreements referenced therein or executed in connection therewith, including but not limited to the enforcement or administration thereof. Each of the Borrower and: (i) Project Compassion NY, LLC; (ii) MMOF SD, LLC; (iii) MMOF Venice, LLC; (iv) MMOF Downtown Collective, LLC; (v) MMOF BH, LLC; and (vi) MMOF Vegas 2, LLC ((i) through (vi), the “Pledgors”) each hereby further confirms that the execution and delivery of this Agreement does not in any way affect the existing security interest created by the Amended and Restated Pledge Agreement or the first priority of the existing security interest, and each of the Borrower and the Pledgors hereby acknowledges such security interest continues to be a valid and existing first priority lien upon the Collateral.

(19)Reaffirmation of Covenants; Known Defaults. The Borrower reaffirms and agrees to perform and observe all affirmative covenants and negative covenants contained in the Current Loan Documents as modified hereby. In addition to the foregoing, Borrower hereby represents and warrants to Lender that, as of this Agreement, Borrower has no knowledge of any existing Events of Defaults other than those existing Events of Default that are known to the Lender or that have been disclosed by the Borrower to the Lender in writing prior to the date of this Agreement.

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(20) Reaffirmation of Guaranty. The Guarantor hereby acknowledges, agrees and reaffirms (i) the Guaranty in its entirety, and (ii) that it is unconditionally indebted to the Lender as set forth in the Guaranty, without defense, offset or counterclaim.

(21) No Release. Nothing contained herein shall operate to release the Borrower, the Pledgors, the Guarantor or any other obligor from its liability to pay the Note (as amended and restated as of the date hereof), and to keep and perform the terms, conditions, obligations and agreements contained in the Current Loan Documents and in all other documents relating to and securing repayment of the Note (as amended and restated as of the date hereof).

(22) Fees. The Borrower agrees to pay to the Lender the legal expenses of the Lender in connection with the negotiation and preparation of this Agreement promptly upon execution of this Agreement.

(23) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any conflict of law principles that would result in the application of the laws of any other jurisdiction.

(24) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile, email or other means of electronic communication, including by PDF file or electronically transmitted signatures, shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement.

(25) Captions. The articles and section captions are inserted herein only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any such article or section, or in any way affect this Agreement.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE LENDER:

HANKEY CAPITAL, LLC

By:	“Don R. Hankey”
Name:	Don R. Hankey
Title:	Manager

THE BORROWER:

MM CAN USA, INC.

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Chief Financial Officer

THE GUARANTOR: (solely for purposes of Sections 18 and 19 hereof)

MEDMEN ENTERPRISES INC.

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Chief Financial Officer

THE PLEDGORS: (solely for purposes of Sections 16 and 19 hereof)

PROJECT COMPASSION NY, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

[Signature pages continues on next page]

[Signature Page to Third Modification to Senior Secured Commercial Loan Agreement]

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MMOF SD, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

MMOF VENICE, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

MMOF DOWNTOWN COLLECTIVE, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

MMOF BH, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

MMOF VEGAS 2, LLC

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Authorized Signatory

[Signature Page to Third Modification to Senior Secured Commercial Loan Agreement]

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Exhibit A

Amended and Restated Note

(see attached)

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a California Finance Lender

Department of Business Oversight License No. 6038812

EXECUTION

SECOND AMENDED AND RESTATED SENIOR SECURED TERM NOTE

THIS SECOND AMENDED AND RESTATED SENIOR SECURED TERM NOTE AMENDS AND RESTATES THAT CERTAIN AMENDED AND RESTATED SENIOR SECURED TERM NOTE DATED JANUARY 13, 2020.

$83,123,291	July 2, 2020

FOR VALUE RECEIVED, the undersigned MM CAN USA, INC., a Delaware corporation having an officeat 10115Jefferson Blvd., Culver City, California90232 (the “Borrower”), promises to pay to the order of HANKEY CAPITAL, LLC, a California limited liability company (the “Lender”), at its offices at 4751 Wilshire Blvd., Suite 110, Los Angeles, California 90010 or at such other place as the Lender may from time to time designate, the principal sum of $83,123,291 (which includes a one-time amendment fee in the amount of $834,000 added to the principal amount as of the date hereof), plus interest thereon, payable at a rate and in the manner provided in Sections 1 and 2 of this Second Amended and Restated Senior Secured Term Note (this “Note”), together with all taxes assessed upon said sum against the holder hereof, and any costs and expenses, including reasonable attorneys’ fees incurred in the collection of this Note. Said amounts of principal, interest, fees, costs and expenses are collectively referred to in this Note as the “Entire Note Balance.”

This Note is issued pursuant to the terms and conditions of, and is subject to the provisions, and entitled to the benefits of, that certain Senior Secured Commercial Loan Agreement, dated as of October 1, 2018 (as modified by that certain First Modification to Senior Secured Commercial Loan Agreement, dated as of April 8, 2019, that certain Second Modification to Senior Secured Commercial Loan Agreement, dated as of January 13, 2020 and that certain Third Modification to Senior Secured Commercial Loan Agreement, dated as of the date hereof, each by and among the Lender, the Borrower and the other parties named therein, and as may be further modified from time to time, the “Loan Agreement”), which is incorporated herein as if reproduced verbatim and in its entirety. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Loan Agreement.

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1. Interest Rate; Amendment Fee. The Borrower agrees to pay principal and all interest which accrues on the unpaid balance of this Note from the date the proceeds of this Note are disbursed until such time as the obligations evidenced hereunder have been paid in full. Effective as of January 13, 2020 until February 29, 2020, the outstanding principal balance of $77,675,000 shall bear interest at the fixed rate of fifteen and one-half percent (15.5%) per annum, of which (a) twelve percent (12.0%) shall be payable monthly in cash based on the outstanding principal, and (b) three and one-half percent (3.5%) shall accrue monthly to the outstanding principal as payment-in-kind. Effective as of March 1, 2020 and until July 2, 2021, the outstanding principal balance of this Note shall bear interest at the fixed rate of fifteen and one- half percent (15.5%) per annum, all of which shall accrue monthly to the outstanding principal as payment-in-kind. Commencing on July 2, 2021 until January 31, 2022 (the “Maturity Date”), the outstanding principal balance of this Note shall bear interest at the fixed rate of fifteen and one- half percent (15.5%) per annum, of which (x) seven and three-quarters percent (7.75%) shall be payable monthly in cash based on the outstanding principal, and (y) the remaining seven and three- quarters percent (7.75%) shall accrue monthly to the outstanding principal as payment-in-kind. Notwithstanding anything to the contrary contained herein, in the event that, at any time after the date hereof, Internal Revenue Code Section 280E reform is enacted with respect to the cannabis industry in a manner that would eliminate the additional tax burden placed on Borrower and its subsidiaries, all of the interest accruing after the enactment date of such reform shall be payable in cash in accordance with Section 2 hereof. After the Maturity Date, interest will be calculated as set forth above, plus an additional five percent (5.0%) per annum in excess of such rate, such additional interest to be paid in cash and compounding monthly. In the event of the occurrence of an Event of Default, the applicable interest rate shall be increased by five percent (5.0%) per annum, such increased interest to be paid in cash and compounding monthly. Interest shall be calculated on the basis of a 360-day year counting the actual number of days elapsed. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

2. Payments. Except as set forth in Section 1, the Borrower shall pay all accrued and unpaid interest payable in cash, in amounts that may vary, monthly, on the first (1st) day of each calendar month, or as otherwise invoiced by the Lender, until the Maturity Date or an earlier Event of Default when the Entire Note Balance shall be due and payable in full. Whenever any cash payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be the immediately preceding Business Day. All payments called for in this Note shall be made in lawful money of the United States of America. If made by check, draft or other payment instrument, such check, draft or other payment instrument shall represent immediately available funds. In the holder’s discretion, any payment made by a check, draft or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder.

3. Prepayment. Except for prepayments of this Note required under Section 5.02(t) of the Loan Agreement, the Borrower may prepay this Note in whole or in part at any time upon fifteen (15) days’ prior written notice to the Lender. Any partial prepayment shall be applied in the order of priority set forth in Section 5 hereof and then against the principal amount outstanding in the inverse order of maturity, and shall not postpone the due date of any subsequent monthly payments of interest, unless the Lender shall otherwise agree in writing.

4. Non-Revolving. This is not a revolving note. Amounts repaid or prepaid may not be re-borrowed.

5. Application of Payments. Payments made hereunder will be applied first to fully pay any outstanding late charges or fees, then to fully pay reasonable documented costs and expenses actually incurred by holder in collecting the Note or in sustaining and/or enforcing any security granted to secure this Note, then to fully pay accrued interest and the remainder will be applied to the outstanding principal balance. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the Lender may apply payments in such order of priority as the Lender may choose, in its sole discretion.

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6. Maximum Legal Rate. It is the intent of the Lender and the Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the “Maximum Legal Rate”). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, the Borrower agrees that any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled, and, if received by the Lender, shall be refunded to the Borrower without interest.

7. Default. Upon the occurrence of any Event of Default, the Entire Note Balance shall, at the option of the Lender, become immediately due and payable without notice or demand.

8. Delay in Enforcement. The liability of the Borrower or any co-maker, endorser or guarantor under this Note is unconditional and shall not be affected by any extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by the Lender. Any failure by the Lender to exercise any right it may have under this Note is not a waiver of the Lender's rights to exercise the same or any other right at any other time.

9. Waiver of Protest; Jury Trial Waiver. The Borrower, and any other parties to this Note, whether maker, endorser or guarantor, waive presentment, notice of dishonor and protest. The Borrower (by execution and delivery of this Note) and the holder of this Note (by acceptance of this Note) agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by or against the Borrower or the holder of this Note, or any successor or assign of the Borrower or the holder of this Note, on or with respect to this Note or any of the other Loan Documents , or which in any way relates, directly or indirectly, to the obligations of the Borrower to the holder of this Note under this Note or any of the other Loan Documents, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE BORROWER AND THE HOLDER OF THIS NOTE EACH HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING .

10. Notices. Any notice or demand required or permitted by or in connection with this Note shall be given in the manner specified in the Loan Agreement for the giving of notices under the Loan Agreement. Notwithstanding anything to the contrary, all notices and demands for payment from the holder actually received in writing by the Borrower shall be considered to be effective upon the receipt thereof by the Borrower regardless of the procedure or method utilized to accomplish delivery thereof to the Borrower.

11. Assignability. This Note may only be assigned by the Lender or by any holder to the extent permitted by the stated terms of the Loan Agreement.

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12. Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and assigns, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

13. Invalidity. If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

14. Choice of Law. The laws of the State of California (the “Governing State”) (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this Note, and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Note or which occurred or were to occur as a direct or indirect result of this Note having been executed.

15. Consent to Jurisdiction; Agreement as to Venue. The Borrower irrevocably consents to the non-exclusive jurisdiction of any state or federal court (if a basis for federal jurisdiction exists) located in the Governing State. The Borrower agrees that venue shall be proper in any state or federal court located in the Governing State and waives any right to object to the maintenance of a suit in any of the state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

16. Interpretation; Defined Terms; Section Headings. As used herein, the singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout, and defined terms not specifically defined herein shall have the same meaning as provided by the terms of the Loan Agreement. The section headings are for convenience only and are not part of this Note.

17. Actions against Holder. Any action brought by the Borrower against the holder of this Note which is based, directly or indirectly, on this Note or any matter in or related to this Note, including but not limited to the making of the loan evidenced hereby or the administration or collection thereof, shall be brought only in the courts of the Governing State. The Borrower agrees that any forum other than the Governing State is an inconvenient forum and that a suit brought by the Borrower against the holder of this Note in a court of any state other than the Governing State should be forthwith dismissed or transferred to a court located in the Governing State by that Court.

18. Other Obligations. To the extent the Entire Note Balance is reduced or paid in full by reason of any payment to the Lender by any accommodation maker, endorser or guarantor, and all or any part of such payment is rescinded, avoided or recovered from the Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of the accommodation maker, endorser or guarantor, the amount of such rescinded, avoided or returned payment shall be added to or, in the event the Note has been previously paid in full, shall revive the principal balance of this Note, upon which interest may be charged at the applicable rate set forth above.

19. Amended and Restate Note. The Borrower acknowledges and agrees that this Note is given in replacement of and in substitution for, but not in payment of, a prior an Amended and Restated Note dated January 13, 2020 in the principal amount of $77,675,000.00, given by the Borrower in favor of the Lender (the “Prior Note”), and that: any and all liens, pledges, assignments and security interests securing the Borrower’s obligations under the Prior Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged by the Borrower to secure, among other things, all of the Borrower’s obligations to the Lender under this Note, with the same priority, operation and effect as that relating to the obligations under the Prior Note.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the Borrower has duly executed this Second Amended and Restated Senior Secured Term Note as of the date first above written.

BORROWER:

MM CAN USA, INC., a Delaware corporation

By:	/s/ Zeeshan Hyder
Name:	Zeeshan Hyder
Title:	Chief Financial Officer

This loan is made pursuant to California Finance Lender’s Law,

Division 9 (commencing with Section 22000) of the Financial Code.

For information contact the Department of Business Oversight, State of California.

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Exhibit B1

Amended and Restated Warrant

(see attached)

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AMENDED AND RESTATED WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

THIS WARRANT IS EXERCISABLE ONLY PRIOR TO 5:00 P.M., PACIFIC TIME, ON DECEMBER 31, 2022, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID.

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Warrant Certificate No. 2020-[⚫]-[⚫]	Warrants to acquire [___] Class B Common Shares at the Exercise Price

AMENDED AND RESTATED WARRANTS TO PURCHASE CLASS B COMMON SHARES

OF

MM CAN USA, INC.

(the “Corporation”)

(a corporation existing under the laws of the State of California)

THIS CERTIFIES THAT, for value received, [INSERT SUBSCRIBER AND ADDRESS] (the “Holder”) is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Class B Common Share for each Warrant evidenced by this amended and restated certificate (this “Warrant Certificate”) on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Class B Common Shares at any time after the Expiry Time, and from and after the Expiry Time, the Warrants and all rights hereunder shall be void and of no value.

This Warrant Certificate amends, restates and supersedes in its entirety that certain Warrant Certificate No. 2020 -[⚫]-[⚫] issued to Holder as part of a series of similar warrant certificates (collectively and as also amended the “Related Warrant Certificates”) issued to holders thereof (collectively, with Holder, the “Holders”) in connection with the making of that certain term loan in original principal amount of [$100,000,000] (the “Loan”), which Loan is evidenced by that certain Amended and Restated Senior Secured Term Note dated January 13, 2020 and governed by that certain Senior Secured Term Loan Agreement dated as of October 1, 2018, as modified by that certain First Modification to Senior Secured Commercial Loan Agreement dated April 8, 2019, and further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement dated January 13, 2020; and further modified by that certain Third Modification to Senior Secured Commercial Loan Agreement dated July 2, 2020.

1. Definitions

In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in Los Angeles, California or Toronto, Ontario;

(b)	“Class B Common Shares” means the Class B Common Shares in the capital of the Corporation as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 11;

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(c)	“Corporation” means MM CAN USA, Inc., a corporation existing under the laws of the State of California and its successors and assigns;

(d)	“Current Market Price” at any date shall be the volume-weighted average sale price per Class B Common Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange or such other principal stock exchange on which the Class B Common Shares may then be listed, or, if the Class B Common Shares are not listed on any stock exchange, the Current Market Price shall equal the volume- weighted average sale price per Subordinate Voting Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange (and in such case translated into U.S. dollars at the exchange rate reported by Bloomberg.com as of 5 pm Eastern Time on the 20thconsecutive trading day) or such other principal stock exchange on which the Subordinate Voting Shares may then be listed, and if the Subordinate Voting Shares are not listed on any stock exchange, then the Current Market Price shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive. The volume-weighted average sale price per Class B Common Share or Subordinate Voting Share (as applicable) shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

(e)	“Exercise Price” means U.S. $0.60 per Class B Common Share unless such price shall have been adjusted in accordance with the provisions of Section 11, in which case it shall mean the adjusted price in effect at such time.

(f)	“Exercised Shares” means, upon any exercise of the Holder’s right of purchase pursuant to this Warrant Certificate, the amount of Class B Common Shares for which subscription is being made as specified in the Subscription Form.

(g)	“Expiry Time” means 5:00 p.m., Pacific time, on December 31, 2022;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Majority in Interest” the Holders of Related Warrant Certificates representing Warrants to acquire a majority of the Class B Common Shares that remain available for purchase under the Related Warrant Certificates.

(j)	“Parent Corporation” means MedMen Enterprises Inc., a corporation existing under the laws of the Province of British Columbia;

(k)	“person” means an individual, corporation, limited liability company, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(l)	“Subordinate Voting Shares” means the Class B Subordinate Voting Shares in the capital of the Parent Corporation.

(m)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(n)	“subsidiary” has the meaning ascribed to such term in the Securities Act;

(o)	“Securities Act” means the United States Securities Act of 1933, as amended; and

(p)	“Warrants” means the Class B Common Share purchase warrants represented by this Warrant Certificate, with each Warrant being exercisable to acquire one Class B Common Share at the Exercise Price at any time prior to the Expiry Time.

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2. Expiry Time

At the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3. Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office this Warrant Certificate, with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, and:

(a)	a certified check, money order or wire transfer in readily available funds payable to or to the order of the Corporation in U.S. dollars in an amount equal to the Exercise Price multiplied by the number of Exercised Shares (such amount, the “Aggregate Exercise Price”); or

(b)	in lieu of paying cash for the Aggregate Exercise Price, the Holder may elect to receive a number of Class B Common Shares equal to the number of Exercised Shares, minus that number of Class B Common Shares having an aggregate Current Market Price equal to such Aggregate Exercise Price as of the Exercise Date.

Any Warrants referred to in the foregoing clauses shall be deemed to be surrendered only upon delivery of such Warrants, and, if applicable, a certified check, money order or wire transfer to the Corporation at its principal office in the manner provided in Section 26. The date of such surrender shall be deemed the “Exercise Date” for purposes of this Warrant Certificate.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder, for one or more new Warrant Certificates of like tenor representing, in the aggregate, the right to subscribe for the number of Class B Common Shares which may be subscribed for hereunder; provided, that notwithstanding the foregoing, after any election to exercise, the number of Class B Common Shares covered by this Warrant Certificate shall be deemed automatically reduced by the number of Exercised Shares.

4. Entitlement to Certificate

Upon exercise of the Warrants represented hereby and upon making all deliveries and payments as provided in Section 3, the Corporation shall cause to be issued to the Holder the Class B Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder shall become a shareholder of record of the Corporation in respect of such Class B Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates or direct registration system (DRS) advice(s) evidencing such Class B Common Shares and the Corporation shall use commercially reasonable efforts to cause such certificate or certificates or DRS Advice(s) to be mailed to the Holder at the address or addresses specified in such subscription within five (5) Business Days of such delivery and payment.

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5. Register of Warrantholders and Transfer of Warrants

The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. The Warrants may be transferred by a Holder, in whole or in part in conformance with this Warrant Certificate. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with the Securities Act and all other applicable state, provincial and federal securities laws, and recorded on the register of holders of Warrants maintained by the Corporation, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer is duly completed and the Warrant is delivered to the Corporation and upon compliance with all other reasonable requirements of the Corporation and requirements of law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants represented hereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

6. Partial Exercise

The Holder may subscribe for and purchase a number of Exercised Shares less than the number the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Class B Common Shares to which the Holder was entitled to purchase pursuant to this Warrant Certificate and which were then not purchased.

7. No Fractional Shares

Notwithstanding any adjustments provided for in Section 11 or otherwise, the Corporation shall not be required upon the exercise of any Warrants, to issue fractional Class B Common Shares in satisfaction of its obligations hereunder and no amount shall be payable by the Corporation in respect of any such fraction of a Class B Common Share.

8. Not a Shareholder

Nothing in this Warrant Certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9. No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Class B Common Shares except those Class B Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

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10. Covenants

(a)	The Corporation covenants and agrees that:

(i)	so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Class B Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Class B Common Shares for the time being called for by such outstanding Warrants; and

(ii)	all Class B Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Class B Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Class B Common Shares.

(b)	The Corporation covenants and agrees that, so long as any Warrants evidenced hereby remain outstanding, it shall use commercially reasonable efforts to preserve and maintain its corporate existence.

11. Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation:

(i)	issues Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares to all or substantially all the holders of the Class B Common Shares as a stock dividend;

(ii)	makes a distribution on its outstanding Class B Common Shares payable in Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	subdivides its outstanding Class B Common Shares into a greater number of Class B Common Shares; or

(iv)	consolidates its outstanding Class B Common Shares into a smaller number of Class B Common Shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for a Share Reorganization, as the case may be, at which the holders of Class B Common Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date, as the case may be, by a fraction, the numerator of which is the number of Class B Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Share Reorganization and the denominator of which is the number of Class B Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Class B Common Shares are distributed, the number of Class B Common Shares that would have been outstanding had all such securities been exchanged for or converted into Class B Common Shares on such effective date or record date).

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(b)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Class B Common Shares under which such holders are entitled to subscribe for or purchase Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares, where:

(i)	the right to subscribe for or purchase Class B Common Shares, or securities exchangeable for or convertible into Class B Common Shares, expires not more than forty-five (45) days after the record date of such issue (such period being the “Rights Period”); and

(ii)	the cost per Class B Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Class B Common Shares in addition to any direct cost of Class B Common Shares) (in this Section 11 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Class B Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Class B Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase additional Class B Common Shares, the number of Class B Common Shares so subscribed for or purchased during the Rights Period, or

(II)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Class B Common Shares, the number of Class B Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Class B Common Shares as of the record date for the Rights Offering; and

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(B)	the denominator of which is:

(1)	in the case described in paragraph 11(b)(A)(2)(I), the number of Class B Common Shares outstanding, or

(2)	in the case described in paragraph 11(b)(A)(2)(II), the number of Class B Common Shares that would be outstanding if all the Class B Common Shares described in paragraph 11(b)(A)(2)(II) had been issued, as at the end of the Rights Period.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(b) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(b), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Class B Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(c)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Class B Common Shares of:

(i)	shares of the Corporation of any class other than Class B Common Shares;

(ii)	rights, options or warrants to acquire Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	evidence of indebtedness; or

(iv)	any securities, property or other assets,

and if such issuance or distribution does not constitute (A) a Share Reorganization, or (B) a Rights Offering (any of such non-excluded events being called a “Special Distribution”), then the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Class B Common Shares outstanding on such record date and the Current Market Price of the Class B Common Shares on such record date; less

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(2)	the aggregate fair market value (as determined by action by the directors of the Corporation, acting reasonably and in good faith, whose determination shall be conclusive) to the holders of the Class B Common Shares of such securities, evidence of indebtedness, property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Class B Common Shares outstanding on such record date multiplied by the Current Market Price of the Class B Common Shares on such record date.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)	If and whenever, at any time after the date hereof and prior to the Expiry Time, there is a capital reorganization of the Corporation or a reclassification or other change in the Class B Common Shares, or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification or redesignation of the outstanding Class B Common Shares or a change or exchange of the Class B Common Shares into or for other shares, securities or property), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising the Warrants after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Class B Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Class B Common Shares to which such Holder was theretofore entitled upon exercise of the Warrants. If determined appropriate by action of the directors of the Corporation, acting reasonably and in good faith, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Sections 11(a), (b) or (c), then the number of Class B Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Class B Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

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12.	Rules Regarding Adjustments

(a)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 12(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11 if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price (or the number of Class B Common Shares issuable upon exercise hereof) will be made under Section 11 in respect of any dividends paid in the ordinary course to holders of Class B Common Shares, whether in (i) cash, (ii) shares of the Corporation, (iii) warrants or similar rights to purchase any shares of the Corporation or property or other assets of the Corporation, and any such dividend will be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution, or in respect of any distribution of Class B Common Shares pursuant to the exercise of stock options granted under incentive plans of the Corporation or pursuant to the redemption or exchange in accordance with their terms of securities of any subsidiaries of the Corporation.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Corporation, acting reasonably and in good faith, and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(f)	If, after the date of issuance of the Warrants, the Corporation takes any action affecting the Class B Common Shares, other than an action described in Section 11, which in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, as determined by action by the directors of the Corporation, but subject in all cases to any necessary regulatory approval.

(g)	If the Corporation sets a record date to determine the holders of the Class B Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

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(h)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced by this Warrant Certificate, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	The Corporation covenants to and in favour of the Holder that so long as the Warrants remain outstanding, it will give notice to the Holder of its intention to fix a record date or effective date for any event referred to in Sections 11(a), (b) or (c) (other than the subdivision or consolidation of the Class B Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given.

13.	Consolidation and Amalgamation

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, arrangement, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Company, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant Certificate, and

(ii)	the Warrants will be valid and binding obligations of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)	Whenever the conditions of Section 13(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

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14. Legends

Any certificate representing the Class B Common Shares issued upon the exercise of the Warrants will bear the following legend:

“THE COMMON SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH COMMON SHARES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH COMMON SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTION AS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MM CAN USA, INC.”

15.	Representation and Warranty

(a)	The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate power and authority to create and issue the Warrants evidenced by this Warrant Certificate and the Class B Common Shares issuable upon the exercise hereof and to perform its obligations hereunder.

(b)	By accepting this Warrant Certificate on the date hereof, the Holder hereby represents and warrants with and to the Corporation that the Holder:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Class B Common Shares and is entering into this Warrant Certificate for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Warrants and the Class B Common Shares into which they are exercisable must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE ISSUANCE OF THE WARRANTS HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

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(iii)	understands that the Warrants are not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Warrants may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	the representations and warranties of the Holder contained in that certain Warrant Subscription Certificate dated January 13, 2020 and entered into by the Holder with respect to the issuance of the Warrants, are true and correct in all material respects as of the date hereof and shall survive the issuance of the Warrants.

(v)	if required by applicable securities laws, the Corporation or the Parent Corporation, the Holder covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Warrants, the Class B Common Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(vi)	acknowledges and consents to the collection, use and disclosure of the information provided by the Holder or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the Holder’s subscription of the Warrants, the Class B Common Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the Holder’s eligibility to subscribe for the Warrants, the Class B Common Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the Holder and completing filings required by any stock exchange or securities regulatory authority. The Holder’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Warrant Certificate, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By accepting this Warrant Certificate, the Holder is deemed to be consenting to the foregoing collection, use and disclosure of the Holder’s information; and

(vii)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

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16. If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for or other evidence of Class B Common Shares while the share transfer books of the Corporation are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Class B Common Shares called for thereby during any such period, delivery of certificates for or other evidence of Class B Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books.

17. Protection of Shareholders, Officers and Directors

Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of Parent Corporation, the Corporation or any of their subsidiaries, either directly or through Parent Corporation, the Corporation or such subsidiaries, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Corporation and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of Parent Corporation, the Corporation or any of their subsidiaries or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

18. Lost Certificate

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms, as it may in its discretion impose, issue and countersign a new certificate of like denomination, tenor and date as this Warrant Certificate. The applicant for the issue of a new Warrant Certificate pursuant to this Section 18 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

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19. Governing Law; Arbitration

This Warrant Certificate and the Warrants shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of laws principles. Any claim or controversy arising out of or relating to the Warrants or this Warrant Certificate or any breach thereof between the parties shall be submitted to FINAL AND BINDING ARBITRATION BEFORE JAMS IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, PURSUANT TO THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES. ALL PARTIES FURTHER AGREE THAT THE ARBITRATION SHALL BE CONDUCTED BEFORE A SINGLE JAMS ARBITRATOR WHO IS A RETIRED CALIFORNIA OR FEDERAL JUDGE OR JUSTICE. The parties shall mutually agree on one arbitrator from the list provided by the arbitrating organization; provided that if the parties cannot agree, then each party shall select one arbitrator from the list, and the two (2) arbitrators so selected shall agree upon a third (3rd) arbitrator chosen from the same list, which third (3rd) arbitrator shall determine the dispute. The arbitrator shall, to the fullest extent permitted by law, have the power to grant all legal and equitable remedies including provisional remedies and award compensatory damages provided by law, however, the arbitrator shall not have authority to award punitive or exemplary damages. The arbitrator shall award costs and attorneys’ fees in accordance with the terms and conditions of this Warrant Certificate. The prevailing party in any arbitration or litigation shall be reimbursed for its arbitration costs (including attorneys’ fees) by the non-prevailing party. The parties further agree that, upon application of the prevailing party, any Judge of the Superior Court of the State of California, for the County of Los Angeles, may enter a judgment based on the final arbitration award issued by the JAMS arbitrator, and the parties expressly agree to submit to the jurisdiction of this Court for such a purpose. No action at law or in equity based upon any claim arising out of or related to this Warrant Certificate shall be instituted in any court by any party (or their respective equity holders) except (A) an action to compel arbitration pursuant to this Section 19 or (B) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 19. THE PARTIES UNDERSTAND THAT BY AGREEMENT TO BINDING ARBITRATION THEY ARE GIVING UP THE RIGHTS THEY MAY OTHERWISE HAVE TO TRIAL BY A COURT OR A JURY AND ALL RIGHTS OF APPEAL AND TO AN AWARD OF PUNITIVE OR EXEMPLARY DAMAGES.

20. Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

21. Headings

The headings of the articles, sections, subsections, clauses and paragraphs of this Warrant Certificate have been inserted for convenience and reference only and do not define, alter, limit or enlarge the meaning of any provision of this Warrant Certificate.

22. Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, paragraph or schedule refers to the article, section, subsection, clause, paragraph or schedule bearing that number or letter in this Warrant Certificate.

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23. Gender

Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

24. Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

25. Binding Effect

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and assigns. This Warrant Certificate may be executed in counterparts, each of which will be deemed to be an original and both of which together will constitute a single agreement. The exchange of copies of this Warrant Certificate via email or other electronic means and of electronic signatures shall constitute effective execution and delivery of this Warrant Certificate as to the parties hereto. Electronic signatures transmitted via email or other electronic means shall be deemed to be an original signature for all purposes.

26. Notice

Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given to the other party if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(a)	to the Holder, at:

[•]

Attention: [•]
E-mail: [•]

(b)	to the Corporation, at:

MM CAN USA, Inc.
10115 Jefferson Boulevard
Culver City, California
U.S.A. 90232

Attention: [Intentionally Omitted]
E-mail: [Intentionally Omitted]

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

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27. Time of Essence

Time shall be of the essence of this Warrant Certificate.

28. Currency

All dollar amounts referred to in this Warrant Certificate are in U.S. Dollars, except where expressly indicated otherwise.

29. Modification

Unless otherwise provided, no modification or amendment of any provision of this Warrant Certificate or consent to departure from the terms of this Warrant Certificate will be effective unless in writing and approved by the Corporation and a Majority in Interest.

[Remainder of the page intentionally left blank]

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of this 2nd day of July, 2020.

MM CAN USA, INC.,
a California corporation

By:
Name:
Its:

MEDMEN ENTERPRISES INC. RIGHTS CERTIFICATE

Each Warrant evidenced hereby and each Class B Common Share issuable on exercise of such Warrants shall have attached to it a right (a “Right”) that shall entitle the Holder to receive one Class B Subordinate Voting Share of MedMen Enterprises Inc. (each a “Subordinate Voting Share”) upon the redemption or exchange of such Class B Common Shares in accordance with their terms. The Rights will not be tradable separately from the Warrants nor the Class B Common Shares. This Warrant Certificate shall evidence the Rights. The Holder acknowledges that the Rights and the Subordinate Voting Shares are issued by MedMen Enterprises Inc. and may be subject to resale restrictions under applicable Canadian securities laws and that this legend shall be deemed to be on the certificate that represents the Rights: Unless permitted under securities legislation, the holder of this security must not trade the security before _______, 2020.

MEDMEN ENTERPRISES INC.

By:
Name:
Its:

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SCHEDULE “A”

SUBSCRIPTION FORM

TO:	MM CAN USA, INC.
10115 Jefferson Boulevard Culver City, California
U.S.A. U.S.A. 90232

The undersigned holder of the within Amended and Restated Warrant Certificate dated as of July 2, 2020 (the “Warrant Certificate”) hereby irrevocably subscribes for            Class B Common Shares (the “Shares”) of MM CAN USA, Inc., a California corporation (the “Corporation”) pursuant to the Warrant Certificate at the Exercise Price per Warrant specified in the said Warrant Certificate and encloses herewith cash or a certified check, money order or wire transfer payable to or to the order of the Corporation in payment of the subscription price therefor or has selected below to exercise the applicable Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

☐	Please check box if the undersigned holder is exercising Warrants on a cashless basis pursuant to Section 3(b)of the withinWarrant Certificate and specify the numberof Exercised Shares _____.

The undersigned represents, warrants and certifies that the undersigned:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Shares and is acquiring the Shares for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE OFFERING AND THE SALE OF THE SHARES HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Shares purchased by him, her or it is not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Shares may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

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(iv)	if required by applicable securities laws, the Corporation or the Parent Corporation, the undersigned covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(v)	acknowledges and consents to the collection, use and disclosure of the information provided by the undersigned or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the undersigned’s subscription of the Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the undersigned’s eligibility to subscribe for the Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the undersigned and completing filings required by any stock exchange or securities regulatory authority. The undersigned’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Subscription Form, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By executing this Subscription Form, the undersigned is deemed to be consenting to the foregoing collection, use and disclosure of the undersigned’s information;

(vi)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time; and

(vii)	the representations and warranties of the undersigned (or its successor in interest) contained in that certain Warrant Subscription Certificate dated as of January 13, 2020 and entered into by the undersigned (or its successor in interest) with respect to the issuance of the Warrants, are true and correct in all material respects with respect to the undersigned as of the date hereof and shall survive the issuance of the Shares.

[Signature Page to Follow]

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DATED this__ day of __, 20___.

NAME:

Signature:

Registration Instructions:

☐

Please check box if the Class B Common Share certificates or other applicable evidence for the Shares subscribed for hereunder are to be delivered at the office where this Warrant Certificate is surrendered, failing which the Class B Common Share certificates or other applicable evidence will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Class B Common Share certificates or other applicable evidence for the Class B Common Shares subscribed for hereunder.

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SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned Warrantholder hereby sells, assigns and transfers unto _________________ (the “Transferee”), at the address of __________________ , an aggregate of ___________ Warrants to purchase Class B Common Shares in the capital of MM CAN USA, Inc., a California corporation (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Warrant Certificate, and irrevocably appoints the Chief Financial Officer of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

DATED the ______ day of _______________ , 20 _______ .

Witness Signature	Signature of Warrantholder
(if Warrantholder is an individual)

Acknowledged and accepted by the Transferee as of the above date:

Witness Signature	Signature of Transferee
(if Transferee is an individual)

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Exhibit B2

New Warrant

 (see attached)

39

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

THIS WARRANT IS EXERCISABLE ONLY PRIOR TO 5:00 P.M., PACIFIC TIME, ON JULY 2, 2025, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID.

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Warrant Certificate No. 2020-[⚫]-[⚫]	Warrants to acquire [____________ ] Class B
Common Shares at the Exercise Price

WARRANTS TO PURCHASE CLASS B COMMON SHARES

OF

MM CAN USA, INC.

(the “Corporation”)

(a corporation existing under the laws of the State of California)

THIS CERTIFIES THAT, for value received, [INSERT SUBSCRIBER AND ADDRESS] (the “Holder”) is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Class B Common Share for each Warrant evidenced by this certificate (this “Warrant Certificate”) on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Class B Common Shares at any time after the Expiry Time, and from and after the Expiry Time, the Warrants and all rights hereunder shall be void and of no value.

This Warrant Certificate is being issued to Holder as part of a series of similar warrant certificates (collectively the “Related Warrant Certificates”) issued to holders thereof (collectively, with Holder, the “Holders”) in connection with the making of that certain term loan in original principal amount of [$100,000,000] (the “Loan”), which Loan is evidenced by that certain Amended and Restated Senior Secured Term Note dated January 13, 2020 and governed by that certain Senior Secured Term Loan Agreement dated as of October 1, 2018, as modified by that certain First Modification to Senior Secured Commercial Loan Agreement dated April 8, 2019, and further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement dated January 13, 2020; and further modified by that certain Third Modification to Senior Secured Commercial Loan Agreement dated July 2, 2020.

1. Definitions

In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in Los Angeles, California or Toronto, Ontario;

(b)	“Class B Common Shares” means the Class B Common Shares in the capital of the Corporation as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 11;

(c)	“Corporation” means MM CAN USA, Inc., a corporation existing under the laws of the State of California and its successors and assigns;

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(d)	“Current Market Price” at any date shall be the volume-weighted average sale price per Class B Common Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange or such other principal stock exchange on which the Class B Common Shares may then be listed, or, if the Class B Common Shares are not listed on any stock exchange, the Current Market Price shall equal the volume- weighted average sale price per Subordinate Voting Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange (and in such case translated into U.S. dollars at the exchange rate reported by Bloomberg.com as of 5 pm Eastern Time on the 20thconsecutive trading day) or such other principal stock exchange on which the Subordinate Voting Shares may then be listed, and if the Subordinate Voting Shares are not listed on any stock exchange, then the Current Market Price shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive. The volume-weighted average sale price per Class B Common Share or Subordinate Voting Share (as applicable) shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

(e)	“Exercise Price” means U.S. $0.34 per Class B Common Share unless such price shall have been adjusted in accordance with the provisions of Section 11, in which case it shall mean the adjusted price in effect at such time.

(f)	“Exercised Shares” means, upon any exercise of the Holder’s right of purchase pursuant to this Warrant Certificate, the amount of Class B Common Shares for which subscription is being made as specified in the Subscription Form.

(g)	“Expiry Time” means 5:00 p.m., Pacific time, on July _____ , 2025;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Majority in Interest” the Holders of Related Warrant Certificates representing Warrants to acquire a majority of the Class B Common Shares that remain available for purchase under the Related Warrant Certificates.

(j)	“Parent Corporation” means MedMen Enterprises Inc., a corporation existing under the laws of the Province of British Columbia;

(k)	“person” means an individual, corporation, limited liability company, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(l)	“Subordinate Voting Shares” means the Class B Subordinate Voting Shares in the capital of the Parent Corporation.

(m)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(n)	“subsidiary” has the meaning ascribed to such term in the Securities Act;

(o)	“Securities Act” means the United States Securities Act of 1933, as amended; and

(p)	“Warrants” means the Class B Common Share purchase warrants represented by this Warrant Certificate, with each Warrant being exercisable to acquire one Class B Common Share at the Exercise Price at any time prior to the Expiry Time.

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2. Expiry Time

At the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3. Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office this Warrant Certificate, with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, and:

(a)	a certified check, money order or wire transfer in readily available funds payable to or to the order of the Corporation in U.S. dollars in an amount equal to the Exercise Price multiplied by the number of Exercised Shares (such amount, the “Aggregate Exercise Price”); or

(b)	in lieu of paying cash for the Aggregate Exercise Price, the Holder may elect to receive a number of Class B Common Shares equal to the number of Exercised Shares, minus that number of Class B Common Shares having an aggregate Current Market Price equal to such Aggregate Exercise Price as of the Exercise Date.

Any Warrants referred to in the foregoing clauses shall be deemed to be surrendered only upon delivery of such Warrants, and, if applicable, a certified check, money order or wire transfer to the Corporation at its principal office in the manner provided in Section 26. The date of such surrender shall be deemed the “Exercise Date” for purposes of this Warrant Certificate.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder, for one or more new Warrant Certificates of like tenor representing, in the aggregate, the right to subscribe for the number of Class B Common Shares which may be subscribed for hereunder; provided, that notwithstanding the foregoing, after any election to exercise, the number of Class B Common Shares covered by this Warrant Certificate shall be deemed automatically reduced by the number of Exercised Shares.

4. Entitlement to Certificate

Upon exercise of the Warrants represented hereby and upon making all deliveries and payments as provided in Section 3, the Corporation shall cause to be issued to the Holder the Class B Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder shall become a shareholder of record of the Corporation in respect of such Class B Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates or direct registration system (DRS) advice(s) evidencing such Class B Common Shares and the Corporation shall use commercially reasonable efforts to cause such certificate or certificates or DRS Advice(s) to be mailed to the Holder at the address or addresses specified in such subscription within five (5) Business Days of such delivery and payment.

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5. Register of Warrantholders and Transfer of Warrants

The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. The Warrants may be transferred by a Holder, in whole or in part in conformance with this Warrant Certificate. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with the Securities Act and all other applicable state, provincial and federal securities laws, and recorded on the register of holders of Warrants maintained by the Corporation, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer is duly completed and the Warrant is delivered to the Corporation and upon compliance with all other reasonable requirements of the Corporation and requirements of law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants represented hereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

6. Partial Exercise

The Holder may subscribe for and purchase a number of Exercised Shares less than the number the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Class B Common Shares to which the Holder was entitled to purchase pursuant to this Warrant Certificate and which were then not purchased.

7. No Fractional Shares

Notwithstanding any adjustments provided for in Section 11 or otherwise, the Corporation shall not be required upon the exercise of any Warrants, to issue fractional Class B Common Shares in satisfaction of its obligations hereunder and no amount shall be payable by the Corporation in respect of any such fraction of a Class B Common Share.

8. Not a Shareholder

Nothing in this Warrant Certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9. No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Class B Common Shares except those Class B Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

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10. Covenants

(a)	The Corporation covenants and agrees that:

	(i)	so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Class B Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Class B Common Shares for the time being called for by such outstanding Warrants; and

	(ii)	all Class B Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Class B Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Class B Common Shares.

(b)	The Corporation covenants and agrees that, so long as any Warrants evidenced hereby remain outstanding, it shall use commercially reasonable efforts to preserve and maintain its corporate existence.

11. Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation:

	(i)	issues Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares to all or substantially all the holders of the Class B Common Shares as a stock dividend;

	(ii)	makes a distribution on its outstanding Class B Common Shares payable in Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

	(iii)	subdivides its outstanding Class B Common Shares into a greater number of Class B Common Shares; or

	(iv)	consolidates its outstanding Class B Common Shares into a smaller number of Class B Common Shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for a Share Reorganization, as the case may be, at which the holders of Class B Common Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date, as the case may be, by a fraction, the numerator of which is the number of Class B Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Share Reorganization and the denominator of which is the number of Class B Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Class B Common Shares are distributed, the number of Class B Common Shares that would have been outstanding had all such securities been exchanged for or converted into Class B Common Shares on such effective date or record date).

(b)

If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Class B Common Shares under which such holders are entitled to subscribe for or purchase Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares, where:

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(i)	the right to subscribe for or purchase Class B Common Shares, or securities exchangeable for or convertible into Class B Common Shares, expires not more than forty-five (45) days after the record date of such issue (such period being the “Rights Period”); and

(ii)	the cost per Class B Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Class B Common Shares in addition to any direct cost of Class B Common Shares) (in this Section 11 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Class B Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

	(1)	the number of Class B Common Shares outstanding as of the record date for the Rights Offering; and

	(2)	a number determined by dividing the product of the Per Share Cost and:

		(I)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase additional Class B Common Shares, the number of Class B Common Shares so subscribed for or purchased during the Rights Period, or

		(II)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Class B Common Shares, the number of Class B Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Class B Common Shares as of the record date for the Rights Offering; and

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		(B)	the denominator of which is:

(1) in the case described in paragraph 11(b)(A)(2)(I), the number of Class B Common Shares outstanding, or

(2)

in the case described in paragraph 11(b)(A)(2)(II), the number of Class B Common Shares that would be outstanding if all the Class B Common Shares described in paragraph 11(b)(A)(2)(II) had been issued, as at the end of the Rights Period.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(b) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(b), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Class B Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(c)

If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Class B Common Shares of:

	(I)	shares of the Corporation of any class other than Class B Common Shares;

(ii)	rights, options or warrants to acquire Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	evidence of indebtedness; or

(iv)	any securities, property or other assets,

and if such issuance or distribution does not constitute (A) a Share Reorganization, or (B) a Rights Offering (any of such non-excluded events being called a “Special Distribution”), then the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

	(1)	the product of the number of Class B Common Shares outstanding on such record date and the Current Market Price of the Class B Common Shares on such record date; less

	(2)	the aggregate fair market value (as determined by action by the directors of the Corporation, acting reasonably and in good faith, whose determination shall be conclusive) to the holders of the Class B Common Shares of such securities, evidence of indebtedness, property or other assets so issued or distributed in the Special Distribution; and

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	(B)	the denominator of which is the number of Class B Common Shares outstanding on such record date multiplied by the Current Market Price of the Class B Common Shares on such record date.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)

If and whenever, at any time after the date hereof and prior to the Expiry Time, there is a capital reorganization of the Corporation or a reclassification or other change in the Class B Common Shares, or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification or redesignation of the outstanding Class B Common Shares or a change or exchange of the Class B Common Shares into or for other shares, securities or property), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising the Warrants after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Class B Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Class B Common Shares to which such Holder was theretofore entitled upon exercise of the Warrants. If determined appropriate by action of the directors of the Corporation, acting reasonably and in good faith, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Sections 11(a), (b) or (c), then the number of Class B Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Class B Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

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12. Rules Regarding Adjustments

(a)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 12(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11 if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price (or the number of Class B Common Shares issuable upon exercise hereof) will be made under Section 11 in respect of any dividends paid in the ordinary course to holders of Class B Common Shares, whether in (i) cash, (ii) shares of the Corporation, (iii) warrants or similar rights to purchase any shares of the Corporation or property or other assets of the Corporation, and any such dividend will be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution, or in respect of any distribution of Class B Common Shares pursuant to the exercise of stock options granted under incentive plans of the Corporation or pursuant to the redemption or exchange in accordance with their terms of securities of any subsidiaries of the Corporation.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Corporation, acting reasonably and in good faith, and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(f)	If, after the date of issuance of the Warrants, the Corporation takes any action affecting the Class B Common Shares, other than an action described in Section 11, which in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, as determined by action by the directors of the Corporation, but subject in all cases to any necessary regulatory approval.

(g)	If the Corporation sets a record date to determine the holders of the Class B Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

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(i)	As a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced by this Warrant Certificate, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	The Corporation covenants to and in favour of the Holder that so long as the Warrants remain outstanding, it will give notice to the Holder of its intention to fix a record date or effective date for any event referred to in Sections 11(a), (b) or (c) (other than the subdivision or consolidation of the Class B Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given.

13. Consolidation and Amalgamation

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, arrangement, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Company, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

	(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant Certificate, and

	(ii)	the Warrants will be valid and binding obligations of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)	Whenever the conditions of Section 13(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

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14. Legends

Any certificate representing the Class B Common Shares issued upon the exercise of the Warrants will bear the following legend:

“THE COMMON SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH COMMON SHARES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH COMMON SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTION AS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MM CAN USA, INC.”

15. Representation and Warranty

(a)	The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate power and authority to create and issue the Warrants evidenced by this Warrant Certificate and the Class B Common Shares issuable upon the exercise hereof and to perform its obligations hereunder.

(b)	By accepting this Warrant Certificate on the date hereof, the Holder hereby represents and warrants with and to the Corporation that the Holder:

	(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Class B Common Shares and is entering into this Warrant Certificate for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Warrants and the Class B Common Shares into which they are exercisable must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

	(ii)	UNDERSTANDS THAT THE ISSUANCE OF THE WARRANTS HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

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(iii)	understands that the Warrants are not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Warrants may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	the representations and warranties of the Holder contained in that certain Warrant Subscription Certificate dated as of January 13, 2020 and entered into by the Holder, are true and correct in all material respects as of the date hereof and shall survive the issuance of the Warrants.

(v)	if required by applicable securities laws, the Corporation or the Parent Corporation, the Holder covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Warrants, the Class B Common Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(vi)	acknowledges and consents to the collection, use and disclosure of the information provided by the Holder or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the Holder’s subscription of the Warrants, the Class B Common Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the Holder’s eligibility to subscribe for the Warrants, the Class B Common Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the Holder and completing filings required by any stock exchange or securities regulatory authority. The Holder’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Warrant Certificate, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By accepting this Warrant Certificate, the Holder is deemed to be consenting to the foregoing collection, use and disclosure of the Holder’s information; and

(vii)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

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16. If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for or other evidence of Class B Common Shares while the share transfer books of the Corporation are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Class B Common Shares called for thereby during any such period, delivery of certificates for or other evidence of Class B Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books.

17. Protection of Shareholders, Officers and Directors

Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of Parent Corporation, the Corporation or any of their subsidiaries, either directly or through Parent Corporation, the Corporation or such subsidiaries, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Corporation and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of Parent Corporation, the Corporation or any of their subsidiaries or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

18. Lost Certificate

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms, as it may in its discretion impose, issue and countersign a new certificate of like denomination, tenor and date as this Warrant Certificate. The applicant for the issue of a new Warrant Certificate pursuant to this Section 18 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

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19. Governing Law; Arbitration

This Warrant Certificate and the Warrants shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of laws principles. Any claim or controversy arising out of or relating to the Warrants or this Warrant Certificate or any breach thereof between the parties shall be submitted to FINAL AND BINDING ARBITRATION BEFORE JAMS IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, PURSUANT TO THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES. ALL PARTIES FURTHER AGREE THAT THE ARBITRATION SHALL BE CONDUCTED BEFORE A SINGLE JAMS ARBITRATOR WHO IS A RETIRED CALIFORNIA OR FEDERAL JUDGE OR JUSTICE. The parties shall mutually agree on one arbitrator from the list provided by the arbitrating organization; provided that if the parties cannot agree, then each party shall select one arbitrator from the list, and the two (2) arbitrators so selected shall agree upon a third (3rd) arbitrator chosen from the same list, which third (3rd) arbitrator shall determine the dispute. The arbitrator shall, to the fullest extent permitted by law, have the power to grant all legal and equitable remedies including provisional remedies and award compensatory damages provided by law, however, the arbitrator shall not have authority to award punitive or exemplary damages. The arbitrator shall award costs and attorneys’ fees in accordance with the terms and conditions of this Warrant Certificate. The prevailing party in any arbitration or litigation shall be reimbursed for its arbitration costs (including attorneys’ fees) by the non-prevailing party. The parties further agree that, upon application of the prevailing party, any Judge of the Superior Court of the State of California, for the County of Los Angeles, may enter a judgment based on the final arbitration award issued by the JAMS arbitrator, and the parties expressly agree to submit to the jurisdiction of this Court for such a purpose. No action at law or in equity based upon any claim arising out of or related to this Warrant Certificate shall be instituted in any court by any party (or their respective equity holders) except (A) an action to compel arbitration pursuant to this Section 19 or (B) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 19. THE PARTIES UNDERSTAND THAT BY AGREEMENT TO BINDING ARBITRATION THEY ARE GIVING UP THE RIGHTS THEY MAY OTHERWISE HAVE TO TRIAL BY A COURT OR A JURY AND ALL RIGHTS OF APPEAL AND TO AN AWARD OF PUNITIVE OR EXEMPLARY DAMAGES.

20. Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

21. Headings

The headings of the articles, sections, subsections, clauses and paragraphs of this Warrant Certificate have been inserted for convenience and reference only and do not define, alter, limit or enlarge the meaning of any provision of this Warrant Certificate.

22. Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, paragraph or schedule refers to the article, section, subsection, clause, paragraph or schedule bearing that number or letter in this Warrant Certificate.

23. Gender

Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

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24. Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

25. Binding Effect

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and assigns. This Warrant Certificate may be executed in counterparts, each of which will be deemed to be an original and both of which together will constitute a single agreement. The exchange of copies of this Warrant Certificate via email or other electronic means and of electronic signatures shall constitute effective execution and delivery of this Warrant Certificate as to the parties hereto. Electronic signatures transmitted via email or other electronic means shall be deemed to be an original signature for all purposes.

26. Notice

Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given to the other party if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(a)	to the Holder, at:

[• ]

Attention: [•]
E-mail: [•]

(b)	to the Corporation, at:

MM CAN USA, Inc.
10115 Jefferson Boulevard
Culver City, California
U.S.A. 90232

Attention:	[Intentionally Omitted]
E-mail:	[Intentionally Omitted]

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

27. Time of Essence

Time shall be of the essence of this Warrant Certificate.

28. Currency

All dollar amounts referred to in this Warrant Certificate are in U.S. Dollars, except where expressly indicated otherwise.

29. Modification

Unless otherwise provided, no modification or amendment of any provision of this Warrant Certificate or consent to departure from the terms of this Warrant Certificate will be effective unless in writing and approved by the Corporation and a Majority in Interest.

[Remainder of the page intentionally left blank]

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IN WITNESS WHERE OF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of this 2nd day of July, 2020.

MM CAN USA, INC.,
a California corporation

By:
Name:
Its:

MEDMEN ENTERPRISES INC. RIGHTS CERTIFICATE

Each Warrant evidenced hereby and each Class B Common Share issuable on exercise of such Warrants shall have attached to it a right (a “Right”) that shall entitle the Holder to receive one Class B Subordinate Voting Share of MedMen Enterprises Inc. (each a “Subordinate Voting Share”) upon the redemption or exchange of such Class B Common Shares in accordance with their terms. The Rights will not be tradable separately from the Warrants nor the Class B Common Shares. This Warrant Certificate shall evidence the Rights. The Holder acknowledges that the Rights and the Subordinate Voting Shares are issued by MedMen Enterprises Inc. and may be subject to resale restrictions under applicable Canadian securities laws and that this legend shall be deemed to be on the certificate that represents the Rights: Unless permitted under securities legislation, the holder of this security must not trade the security before ____________, 2020.

MEDMEN ENTERPRISES INC.

By:
Name:
Its:

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SCHEDULE “A”

SUBSCRIPTION FORM

TO:	MM CAN USA, INC.
10115 Jefferson Boulevard
Culver City, California
U.S.A. U.S.A. 90232

The undersigned holder of the within Warrant Certificate dated as of July 2, 2020 (the “Warrant Certificate”) hereby irrevocably subscribes for ________ Class B Common Shares (the “Shares”) of MM CAN USA, Inc., a California corporation (the “Corporation”) pursuant to the Warrant Certificate at the Exercise Price per Warrant specified in the said Warrant Certificate and encloses herewith cash or a certified check, money order or wire transfer payable to or to the order of the Corporation in payment of the subscription price therefor or has selected below to exercise the applicable Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

☐	Please check box if the undersigned holder is exercising Warrants on a cashless basis pursuant to Section 3(b)of the withinWarrant Certificate and specify the numberof Exercised Shares

____________

The undersigned represents, warrants and certifies that the undersigned:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Shares and is acquiring the Shares for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE OFFERING AND THE SALE OF THE SHARES HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Shares purchased by him, her or it is not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Shares may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

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(iv)	if required by applicable securities laws, the Corporation or the Parent Corporation, the undersigned covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(v)	acknowledges and consents to the collection, use and disclosure of the information provided by the undersigned or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the undersigned’s subscription of the Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the undersigned’s eligibility to subscribe for the Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the undersigned and completing filings required by any stock exchange or securities regulatory authority. The undersigned’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Subscription Form, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By executing this Subscription Form, the undersigned is deemed to be consenting to the foregoing collection, use and disclosure of the undersigned’s information;

(vi)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time; and

(vii)	the representations and warranties of the undersigned (or its successor in interest) contained in that certain Warrant Subscription Certificate dated as of January 13, 2020 and entered into by the undersigned (or its successor in interest), are true and correct in all material respects with respect to the undersigned as of the date hereof and shall survive the issuance of the Shares.

[Signature Page to Follow]

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DATED this _________ day of ___________ , 20 ______ .

NAME:
Signature:
Registration Instructions:

☐	Please check box if the Class B Common Share certificates or other applicable evidence for the Shares subscribed for hereunder are to be delivered at the office where this Warrant Certificate is surrendered, failing which the Class B Common Share certificates or other applicable evidence will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Class B Common Share certificates or other applicable evidence for the Class B Common Shares subscribed for hereunder.

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SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned Warrantholder hereby sells, assigns and transfers unto ________________ (the “Transferee”), at the address of ____________________ , an aggregate of Warrants to purchase Class B Common Shares in the capital of MM CAN USA, Inc., a California corporation (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Warrant Certificate, and irrevocably appoints the Chief Financial Officer of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

DATED this _________ day of ___________ , 20 ______ .

Witness Signature	Signature of Warrantholder
(if Warrantholder is an individual)

Acknowledged and accepted by the Transferee as of the above date:

Witness Signature	Signature of Transferee
(if Transferee is an individual)

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Schedule 5.02

[intentionally omitted]

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